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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 4, 1996


              Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)


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
                       Delaware                                  33-91148                        13-3526694
--------------------------------------------------      ----------------------      ----------------------------------

            (State or Other Jurisdiction                       (Commission                    (I.R.S. Employer
                  of Incorporation)                           File Number)                  Identification No.)


                 One New York Plaza
                  New York, New York                                                                10292
                (Address of Principal                                               ----------------------------------
                 Executive Offices)
                                                                                                 (Zip Code)


                         Registrant's telephone number, including area code (212) 214-7435
                                                                            --------------

                                                          No Change
-------------------------------------------------------------------------------------------------------------------

                           (Former name or former address, if changed since last report)

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         Item 5.  Other Events
                  ------------

                  In connection with the offering of Irwin Home Equity Corporation Trust 1996-1, Mortgage Pass-Through Certificates, Series 1996-1, described in a Preliminary Prospectus Supplement dated as of October 4, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           -----------------------------------------
         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).














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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PRUDENTIAL SECURITIES SECURED FINANCING
                           CORPORATION
                           ----------------------------------------
                                    as Depositor and on behalf of Irwin Home
                                    Equity Loan Trust 1996-1
                           Registrant


                             By: /s/ Norman Chaleff
                                 ----------------------------------
                                 Name:   Norman Chaleff
                                 Title:  Vice President



Dated:  October 4, 1996













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                                 EXHIBIT INDEX



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EXHIBIT NO.                   DESCRIPTION                            PAGE NO.
-----------                   -----------                            --------
99.1                          Related Computational                        7
                              Materials (as defined
                              in Item 5 above).



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